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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 1996


                       BIO FLUORESCENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                        0-19693                 87-0485320
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                           7373 North Scottsdale Road
                                   Suite D222
                            Scottsdale, Arizona 85253
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (602) 596-0269

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Item 5.  Other Events

                  On November 18, 1996, the Board of Directors of Bio Fluorescent Technologies, Inc., a Nevada corporation (the "Company"), declared a one-for-three reverse stock split. The purpose of the reverse stock split is to increase both the trading price and the overall trading activity of the Company's shares of Common Stock. The Company's Board of Directors believes that the reverse stock split is in the best interests of the Company and its Stockholders.

                   As a result of the reverse stock split, the currently outstanding 17,812,132 shares of the Company's $0.001 par value Common Stock shall be reconstituted and converted into 5,937,378 shares of $0.001 par value Common Stock.

                  In addition to the foregoing, the Company will be authorized to issue Eight Million Three Hundred Thirty Three Thousand, Three Hundred Thirty Four (8,333,334) shares of Common Stock, instead of the Twenty Five Million (25,000,000) shares of Common Stock currently authorized.

                  In connection with the reverse stock split, the Company shall reconstitute and convert all currently outstanding warrants and options to purchase an aggregate of 1,990,000 shares of Common Stock, constituting the only outstanding class of equity shares into an aggregate of one-third such amount or 663,334 shares.

                  No vote of the Company's Stockholders is required for the reverse stock split, which shall be effective as of December 2, 1996.

                  For further information, see the Officers' Certificate and the Written Consent in Lieu of Special Meeting of the Board of Directors filed herewith as Exhibits 1.1 and 1.2.


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Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits.

1.1 Officers' Certificate, pursuant to Section 78.207 of the General Corporation Law of Nevada, dated November 18, 1996.

1.2 Written Consent in Lieu of Special Meeting of the Board of Directors, pursuant to Section 78.315 of the General Corporation Law of Nevada, dated November 18, 1996.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 1996     BIO FLUORESCENT TECHNOLOGIES, INC.



                               By: /s/Jan Olivier
                                   ---------------------------------------------
                                      Jan Olivier, President and Chief Executive
                                      Officer


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                                  EXHIBIT INDEX


Exhibit                                                    Sequentially Numbered
Number            Description                              Page


1.1               Officers' Certificate, pursuant to Section
                  78.207 of the General Corporation Law of
                  Nevada, dated November 18, 1996.

1.2 Written Consent in Lieu of Special Meeting of the Board of Directors, pursuant to
                  Section 78.315 of the General Corporation
                  Law of Nevada, dated November 18, 1996.